UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2007
United Components, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	333-107219	04-3759857
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14601 Highway 41 North
Evansville, Indiana 47725
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (812) 867-4156
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
      (c) and (d) On June 11, 2007, the Company appointed Daniel J. Johnston, 49, as Chief Financial Officer and a director. Mr. Johnston has been the Vice President and Chief Financial Officer of Solae, LLC, a manufacturer of soy-based food ingredients, since 2006. From 1994 to 2005, he was employed by United Industries Corporation, a manufacturer of consumer packaged goods, most recently as Executive Vice President and Chief Financial Officer from 2001 to 2005.
Item 9.01   Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 11, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 11th day of June, 2007.

UNITED COMPONENTS, INC.
By:	/s/ Keith A. Zar
Name:	Keith A. Zar
Title:	Vice President and General Counsel